UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 5, 2004

Anacomp, Inc.

(Exact name of registrant as specified in charter)

Indiana	001-08328	35-1144230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15378 Avenue of Science, San Diego, CA		92128
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 716-3400

Not Applicable

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On August 5, 2004 Anacomp, Inc. issued a press release announcing a new $50 million Senior Secured Credit Facility with Wells Fargo Foothill, Inc.  In addition, the Company’s Board of Directors authorized the Company to repurchase up to $15 million of its Class A common stock in open market or in private transactions, subject to the Company’s assessment of market conditions and buying opportunities from time to time.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 5, 2004

Item 12.  Results of Operations and Financial Condition

Included in its August 5, 2004 press release, Anacomp, Inc. announced its financial results for the quarter ended June 30, 2004.

Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anacomp, Inc.

Date: August 5, 2004	By:	/s/ Paul J. Najar
Executive Vice President, Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 5, 2004